EXHIBIT 10.19

Service Agreement No. 79133

Revision No. 5

SST SERVICE AGREEMENT

THIS AGREEMENT is made and entered into this 19 day of November, 2014, by and between COLUMBIA GAS TRANSMISSION, LLC ("Transporter") and UGI UTILITIES INC. ("Shipper").

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Fourth Revised Volume No. 1 ("Tariff'), on file with the Federal Energy Regulatory Commission ("Commission"), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission.

Section 2. Term. Service under this Agreement shall commence as of December 1, 2014, and shall continue in full force and effect until June 30, 2023. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; (e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); (f) production and/or reserves committed by the Shipper; and (g) based on a formula including, but not limited to, published index prices for specific receipt and/or delivery points or other agreed-upon pricing points, provided that the resulting rate shall be no lower than the minimum nor higher than the maximum applicable rate set forth in the Tariff. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sections. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates, which had been charged under a discount agreement, exceeded rates which ultimately are found to be just and reasonable.

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 5151 San Felipe, Suite 2500, Houston, Texas 77056, Attention: Customer Services and notices to Shipper shall be addressed to it at UGI Utilities Inc., 2525 N. 12th Street, Reading, PA 19605, Attention: Claire Neri, until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreement(s): SST No. 79133, Revision No. 4.

UGI UTILITIES INC.                    COLUMBIA GAS TRANSMISSION, LLC

By                             By

Title                            Title

Date                            Date

Revision No.     5

Appendix A to Service Agreement No. 79133
Under Rate Schedule SST
between Columbia Gas Transmission, LLC ("Transporter")
and UGI Utilities Inc. ("Shipper")

Transportation Demand

Begin Date			End Date	Transportation Demand Dth/day	Recurrence Interval
December 1, 2014			March 31,2017	114,649	10/1 - 3/31
December 1, 2014			March 31,2017	57,324	4/1 - 9/30
April 1, 2017			March 31, 2020	20,782	10/1-3/31
April 1, 2017			March 31, 2020	10,391	4/1 - 9/30
April 1, 2020			June 30, 2023	10,000	10/1 - 3/31
April 1, 2020			June 30, 2023	5,000	4/1 - 9/30
				Primary Receipt Points
					Maximum
					Daily
Begin End Scheduling Scheduling Quantity Recurrence
Date	Date	Point No.	Point Name		(Dth/day)	Interval
December 1, 2014	March 31, 2017	STOR	RP Storage Point TCO		114,649	10/1-3/31
December 1, 2014	March 31,2017	STOR	RP Storage Point TCO		57,324	4/1 - 9/30
April 1, 2017	March 31, 2020	STOR	RP Storage Point TCO		20,782	10/1-3/31
April 1,2017	March 31, 2020	STOR	RP Storage Point TCO		10,391	4/1 - 9/30
April 1, 2020	June 30, 2023	STOR	RP Storage Point TCO		10,000	10/1-3/31
April 1, 2020	June 30, 2023	STOR	RP Storage Point TCO		5,000	4/1 - 9/30

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery Obligation (Dth/day) 1/	Design Daily Quantity (Dth/day) 1/	Minimum Delivery Pressure Obligation (psig) 1/	Recurrence Interval
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600012	ROSEDALE	6,170		100	10/1 - 3/31
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600013	TATAMY	7,800		400	10/1 - 3/31
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600018	BOYERTOWN	4,050		400	10/1 - 3/31
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600020	BIRDSBORO	22,422		400	10/1 - 3/31
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600021	TEMPLE	20,811			10/1 - 3/31
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600023	BALLY	11,000			10/1 - 3/31
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600032	DAUPHIN	20,811			10/1 - 3/31
December 1, 2014	March 31,2017	72-23	UGI CORP-23	637254	UGI/CONECTIV	91,180		430	10/1 - 3/31
December 1, 2014	March 31, 2017	72-23	UGI CORP-23	600012	ROSEDALE	4,381		100	4/1 - 9/30
December 1, 2014	March 31, 2017	72-23	UGI CORP-23	600013	TATAMY	5,538		400	4/1 - 9/30
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600018	BOYERTOWN	2,876		400	4/1 - 9/30
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600020	BIRDSBORO	15,902		400	4/1 - 9/30
December 1, 2014	March 31, 2017	72-23	UGI CORP-23	600021	TEMPLE	14,776			4/1 - 9/30
December 1, 2014	March 31,2017	72-23	UGI CORP-23	600023	BALLY	7,810			4/1 - 9/30
December 1, 2014	March 31, 2017	72-23	UGI CORP-23	600032	DAUPHIN	14,776			4/1 - 9/30
December 1, 2014	March 31, 2017	72-23	UGI CORP-23	637254	UGI/CONECTIV	63,440		430	4/1 - 9/30
April 1, 2017	March 31, 2020	72-23	UGI CORP-23	637254	UGI/CONECTIV	6,180		430	10/1 - 3/31
April 1, 2017	March 31, 2020	72-23	UGI CORP-23	600020	BIRDSBORO	41		400	4/1 - 9/30
April 1, 2017	March 31, 2020	72-23	UGI CORP-23	637254	UGI/CONECTIV	3,090		430	4/1 - 9/30

December 1, 2014	March 31, 2017	72-25	UGI CORP-25	600019	MILLWAY	15,376	400	10/1 - 3/31
December 1, 2014	March 31,2017	72-25	UGI CORP-25	600030	HARRISBURG	34,525	400	10/1 - 3/31
December 1, 2014	March 31,2017	72-25	UGI CORP-25	600033	MT. JOY	1,686	100	10/1 - 3/31
December 1, 2014	March 31, 2017	72-25	UGI CORP-25	600036	LITITZ	2,976	300	10/1 - 3/31
December 1, 2014	March 31,2017	72-25	UGI CORP-25	600037	MANHEIM	1,488	150	10/1 - 3/31
December 1, 2014	March 31, 2017	72-25	UGI CORP-25	600038	NEW HOLLAND	23,856	200	10/1 - 3/31

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery Obligation (Dth/day) 1/	Design Daily Quantity (Dth/day) 1/	Minimum Delivery Pressure Obligation (psig) 1/	Recurrence Interval
December 1, 2014	March 31,2017	72-25	UGI CORP-25	603470	MARIETTA	13,800		400	10/1 - 3/31
December 1, 2014	March 31, 2017	72-25	UGI CORP-25	604626	LOCUST POINT	27,700		500	10/1 - 3/31
December 1, 2014	March 31,2017	72-25	UGI CORP-25	630112	UGI Morgantown	2,500		60	10/1 - 3/31
December 1, 2014	March 31, 2017	72-25	UGI CORP-25	600019	MILLWAY	10,917		400	4/1 - 9/30
December 1, 2014	March 31,2017	72-25	UGI CORP-25	600030	HARRISBURG	23,564		400	4/1 - 9/30
December 1, 2014	March 31, 2017	72-25	UGI CORP-25	600033	MT. JOY	1,197		100	4/1 - 9/30
December 1, 2014	March 31,2017	72-25	UGI CORP-25	600036	LITITZ	2,113		300	4/1 - 9/30
December 1, 2014	March 31, 2017	72-25	UGI CORP-25	600037	MANHEIM	1,056		150	4/1 - 9/30
December 1, 2014	March 31,2017	72-25	UGI CORP-25	600038	NEW HOLLAND	16,623		200	4/1 - 9/30
December 1, 2014	March 31, 2017	72-25	UGI CORP-25	603470	MARIETTA	9,798		400	4/1 - 9/30
December 1, 2014	March 31, 2017	72-25	UGI CORP-25	604626	LOCUST POINT	19,667		500	4/1 - 9/30
December 1, 2014	March 31,2017	72-25	UGI CORP-25	630112	UGI Morgantown	1,775		60	4/1 - 9/30
April 1, 2017	June 30, 2023	72-25	UGI CORP-25	600030	HARRISBURG	4,520		400	10/1 - 3/31
April 1, 2017	June 30, 2023	72-25	UGI CORP-25	600038	NEW HOLLAND	1,500		200	10/1 - 3/31

April 1, 2017	June 30, 2023	72-25	UGI CORP-25	600030	HARRISBURG	2,260	400	4/1 - 9/30
April 1, 2017	June 30, 2023	72-25	UGI CORP-25	600038	NEW HOLLAND	750	200	4/1 - 9/30
December 1, 2014	June 30, 2023	C22	EAGLE-25	632170	EAGLE C.S. (74-0000	8,500		10/1 - 3/31
December 1, 2014	June 30, 2023	C22	EAGLE-25	632170	EAGLE C.S. (74-0000	4,250		4/1 - 9/30
December 1, 2014	March 31, 2017	C23	PENNSBURG-23	631929	PENNSBURG (74-000	0		10/1 - 3/31
December 1, 2014	March 31,2017	C23	PENNSBURG-23	631929	PENNSBURG (74-000	0		4/1 - 9/30

Application of MDDOs, DDQs and ADOs, minimum pressure and/or hourly flowrate shall be as follows:

FN01    Transporter's historic practice of providing Shipper flexibility in meeting the hourly variations in its requirements at city-gate delivery points under its service agreements, within the daily firm obligations set forth in Shipper's contracts, will continue unless it becomes inconsistent with the terms of Transporter's FERC Gas Tariff, as that Tariff may be changed from time to time, or unless Transporter issues an operational flow order ("OFO") limiting hourly deliveries in the manner described herein. If such an OFO is issued, Shipper will be entitled to receive hourly deliveries of 110% of 1124\h of the quantity of gas scheduled on a Gas Day, or such higher quantity as may be specified in the OFO, at its primary delivery points during any five hours falling between 5 a.m. and 9 a.m. eastern clock time or between 5 p.m. and 9 p.m. eastern clock time, respectively, as determined by Shipper (the "Hourly Flow Rate"). Notwithstanding the foregoing, Transporter may sue an OFO directed at Shipper's delivery points and requiring a lower Hourly Flow Rate based upon the occurrence of an event specified in Section 17 of the General Terms and Conditions of Transporter's FERC Gas Tariff that materially affects Transporter's ability to serve Market Areas 23 and/or 25 and requiring the issuance of an OFO specifically limiting the Hourly Flow Rate to Shipper. Transporter reserves the right, if operationally necessary, to require that Shipper take its Hourly Flow Rate at its citygate delivery points on a pro rata basis based on the Maximum Daily Delivery Obligations (MDDOs) at those delivery points.

Unless Measuring Point specific MDDOs are specified in a separate firm service agreement between Transporter and Shipper, Transporter's aggregate MDDO, under this and any other service agreement between Transporter and Shipper, at the Measuring Points listed above shall not exceed the MDDO quantities set forth above for each Measuring Point. In addition, Transporter shall not be obligated on any day to deliver more than the Aggregate Daily Quantities (ADO's) listed below in the Aggregate Areas listed below. The Measuring Points identified above in Group Nos. 1 or 2 are in the Aggregate Areas set forth in greater detail below. Any Measuring Point specific MDDOs in a separate firm service agreement between Transporter and Shipper shall be additive both to the individual Measuring Point MDDOs and to any applicable ADOs set forth herein.

Group No. 1
These Measuring Points are in the Texas Eastern Directs Aggregate Area and the Line 1278 North Aggregate Area:
600021,600023,600032,631929, and 632170

Group No. 2
These Measuring Points are in the Line 1278 North Aggregate Area:
600012, 600013, 600018, 600020, and 637254

Group No. I Aggregate Area Name I ADO
1    Texas Eastern Directs Aggregate Area from November 1-March 31 - 29,311 Dth/day
1    Texas Eastern Directs Aggregate Area from April 1-October 31 - 26,774 Dth/day
1+2 ADO for Aggregate Area Group Nos. 1 and 2 - 114,762 Dth/day

The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's FERC Gas Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt and delivery points.

_X_ Yes     No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section
2 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

Yes _X_ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

    Yes _X_ No (Check applicable blank) The MDDOs, ADOs, and/or DDQs set forth in Appendix A to Shipper's _________ Service Agreement No.________ are
incorporated herein by reference.

Yes _X_ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4. Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.

Yes _X_ No (Check applicable blank) This Service Agreement covers offsystem capacity sold pursuant to Section 47 of the General Terms and Conditions. Right of first refusal rights, if any, applicable to this offsystem capacity are limited as provided for in General Terms and Conditions Section 47.

UGI UTILITIES INC.                        COLUMBIA GAS TRANSMISSION, LLC

By                                 By

Title                                Title

Date                                Date